Summit Therapeutics Reports Financial Results and Operational Progress for the Fourth Quarter and Year Ended December 31, 2022 Earnings Call with Management Team Scheduled for Today at 9:00am EST Menlo Park, California, March 9, 2023 - Summit Therapeutics Inc. (NASDAQ: SMMT) ("Summit," "we," or the "Company") today reports its financial results and provides an update on operational progress for the fourth quarter and year ended December 31, 2022. Operational & Corporate Updates • Our Collaboration and License Agreement with Akeso Inc. ("Akeso") for ivonescimab: ◦ On December 5, 2022, Summit and Akeso entered into a Collaboration and License Agreement for ivonescimab, Akeso's breakthrough, potentially first-in-class bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. ◦ Summit received the rights to develop and commercialize ivonescimab (SMT112) in the United States, Canada, Europe, and Japan. Akeso retained development and commercialization rights for the rest of the world, including China. ◦ In exchange for these rights, Summit committed to an upfront payment of $500 million to be paid in two installments. ▪ The first installment worth $300 million was paid in January in conjunction with the closing of the transaction. Of the $300 million paid to Akeso by Summit, Akeso opted, in accordance with the Collaboration and License Agreement, to receive 10 million shares of Summit common stock valued at $25.1 million; the remaining $274.9 million was paid by Summit to Akeso in cash. ▪ The second installment of $200 million was paid on March 6, 2023 in cash. ◦ Going forward, Akeso will be eligible to receive regulatory and commercial milestones of up to $4.5 billion. In addition, Akeso will receive low double-digit royalties on net sales in the Summit territories. ◦ Summit is initiating development activities for SMT112 and will do so first in non-small cell lung cancer (NSCLC) indications. Summit intends to start treating patients in clinical studies during the second quarter of 2023. ◦ Summit is in communication with and has planned multiple meetings with health authorities, including the US Food & Drug Administration ("FDA") in order to align on our approach for multiple potential late-stage trials for SMT112. ◦ The deal closed on January 17, 2023 following customary waiting periods. At this time, Michelle Xia, Ph.D., Co-Founder, Chairwoman, and CEO of Akeso, was appointed to our Board of Directors.

▪ Dr. Xia has exceptional experience in leadership across scientific discovery, R&D, building and scaling manufacturing, and overall leadership through her experience at companies in the US. Prior to founding Akeso, Dr. Xia held roles of increasing leadership at Celera Genomics, Bayer, and Crown Biosciences. Dr. Xia has approximately 20 years of experience in the pharmaceutical industry and academic research in the US and the UK alone, in addition to her deep experience in China leading Akeso. ◦ Akeso has a rich and diversified antibody drug pipeline with over 30 internally discovered drug candidates in various stages of development, including six bispecific antibodies. Akeso has taken part in over 80 clinical trials for 17 drug candidates, including 14 pivotal trials. Akeso has two drugs approved for oncology indications in China: a PD-1 inhibitor, and novel PD-1 / CTLA-4 bispecific antibody. Akeso has over 2,300 employees. • In October 2022, we announced the appointment of renowned biotech executive and scientific leader, Robert Booth, PhD, to our Board of Directors. Dr. Booth initiated the BTK inhibitor program at Celera Genomics, Inc. that ultimately became Pharmacyclics, Inc.’s IMBRUVICA® (ibrutinib), the blockbuster drug that changed the paradigm of treatment for many hematological cancers. In addition to his scientific breakthrough discoveries, Dr. Booth was an adjunct professor at Stanford University School of Medicine. He is the co-founder of CuraSen Therapeutics and its former Executive Chairman, and was the co-founder and CEO of Virobay Inc. in addition to his previous role as a Senior Vice President at Roche. Dr. Booth previously served on the boards of Pharmacyclics and CymaBay Inc. • In November 2022, we appointed experienced clinical leader, Alessandra Cesano, MD, to our Board of Directors. Dr. Cesano is the Chief Medical Officer (CMO) at Essa Pharma Inc. (NASDAQ: EPIX), a clinical-stage pharmaceutical company focused on developing novel therapies for the treatment of prostate cancer. Previously, she was the CMO at NanoString Inc. and Cleave Biosciences. She has 25 years of experience in the biopharmaceutical industry focused in oncology, including extensive experience at Biogen, Amgen, and GSK. She was instrumental in the development and approval of two marketed drugs including Vectibix® (panitumumab), an anti-EGFR antibody for the treatment of certain colorectal cancers. Dr. Cesano currently serves on the board of Puma Biotechnology Inc. (NASDAQ: PBYI), a clinical stage oncology company focused on solid tumors. Financial Highlights • Aggregate cash and cash equivalents, restricted cash, accounts receivable, and tax credits receivable on December 31, 2022 totaled $654.7 million as compared to $89.0 million on December 31, 2021. Our cash and cash equivalents and restricted cash balance on December 31, 2022 was $648.6 million as compared to $71.8 million on December 31, 2021. Accounts receivable and research and development tax credits receivable on December 31, 2022 were $6.1 million as compared to $17.2 million on December 31, 2021. • Net loss for the three months ended December 31, 2022 and 2021 was $19.2 million and $27.1 million, respectively. Net loss for the year ended December 31, 2022 and 2021 was $78.8 million and $88.6 million, respectively. • Operating cash outflow for the year ended December 31, 2022 and 2021 was $41.6 million and $72.6 million, respectively. • On December 6, 2022, the Company entered into a Note Purchase Agreement with the Company's Chairman and CEO, Robert W. Duggan, and the Company's Co-Chief Executive Officer, President, and a

member of the Company's Board of Directors, Dr. Maky Zanganeh, in the aggregate amount of $520.0 million. Interest due and payable through February 15, 2023 was prepaid in shares of the Company's common stock. ◦ On February 15, 2023, Dr. Zanganeh's $20.0 million note became due and the Company repaid the outstanding principal balance. • On December 6, 2022, the Company announced a Rights Offering for its existing shareholders to participate in the purchase of additional shares of its common stock. The Rights Offering commenced on February 7, 2023, and the associated subscription rights expired on March 1, 2023. Through the fully subscribed Rights Offering, the Company raised $500.0 million in gross proceeds through the issuance and sale of 476.2 million shares of its common stock at a price per share of $1.05. Issuance costs associated with the Rights Offering were approximately $0.5 million, resulting in net proceeds of approximately $499.5 million. ◦ In connection with the closing of the rights offering, a $400 million note payable with Mr. Duggan, matured and became due, and the Company repaid all principal and accrued interest totaling $401.3 million using a portion of the proceeds from this Rights Offering. • Based on our current cash balance, including the net proceeds received from our Rights Offering, repayments of certain notes, and payments to Akeso in accordance with our Collaboration and License Agreement during the first quarter of 2023, we believe that we have sufficient capital resources to fund our operating costs and working capital needs, including our planned clinical trials for ivonescimab, into the second half of 2024. ◦ After accounting for the information described above, as of February 28, 2023, we have a current aggregate cash and cash equivalents, accounts receivable, and tax credits receivable balance of approximately $240 million, inclusive of approximately $100 million in notes payables due in September 2024. Q4 and Year-end 2022 Earnings Call Summit’s management team will host an earnings call to discuss its fourth quarter 2022 financial results and provide an operational update for the Company today, March 9, 2023, at 9:00am ET. It will be accessible through Summit’s website www.smmttx.com or through the following link: https://events.q4inc.com/attendee/646367239. An archived version of the webcast will be available on our website. Summit Therapeutics’ Mission Statement To build a viable, long-lasting health care organization that assumes full responsibility for designing, developing, trial execution and enrollment, regulatory submission and approval, and successful commercialization of patient, physician, caregiver, and societal-friendly medicinal therapy intended to: improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs. To identify and control promising product candidates based on exceptional scientific development and administrational expertise, develop our products in a rapid, cost- efficient manner, and to engage commercialization and/or development partners when appropriate. We accomplish this by building a team of world class professional scientists and business administrators that apply their experience and knowledge to this mission. Team Summit exists to pose, strategize, and execute a path forward in medicinal therapeutic health care that places Summit in a well-deserved, top market share, leadership position. Team Summit assumes full responsibility for stimulating continuous expansion of knowledge, ability, capability, and well-being for all involved stakeholders and highly-valued shareholders. About Summit Therapeutics Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol ‘SMMT’). We are headquartered in Menlo Park, California, and we have additional offices in Oxford, UK and Cambridge, UK. For more information, please visit https://www.smmttx.com and follow us on Twitter @summitplc. Contact Summit Investor Relations: Dave Gancarz SVP of Corporate Strategy & Stakeholder Relations investors@smmttx.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the impact of the COVID-19 pandemic on the Company’s operations and clinical trials, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for SMT112, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, including the coronavirus COVID-19 outbreak, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of SMT112. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.

SUMMIT THERAPEUTICS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited) In thousands, except per share data Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 Revenue $ — $ 251 $ 705 $ 1,809 Operating expenses: Research and development 5,386 23,107 51,999 85,352 General and administrative 7,578 7,780 26,743 23,611 Impairment of intangible assets 8,468 — 8,468 — Total operating expenses 21,432 30,887 87,210 108,963 Other operating income 1,133 4,589 14,416 20,968 Operating loss (20,299) (26,047) (72,089) (86,186) Other expense, net 1,070 (1,052) (6,693) (2,416) Net loss $ (19,229) $ (27,099) $ (78,782) $ (88,602) Basic and diluted loss per share $ (0.07) $ (0.19) $ (0.41) $ (0.67) Comprehensive loss: Net loss $ (19,229) $ (27,099) $ (78,782) $ (88,602) Other comprehensive (loss) income: Foreign currency translation adjustments 1,324 1,245 304 1,597 Comprehensive loss $ (17,905) $ (25,854) $ (78,478) $ (87,005)

CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION (Unaudited) In thousands December 31, 2022 December 31, 2021 Cash and cash equivalents and restricted cash $ 648,607 $ 71,791 Total assets $ 664,168 $ 113,374 Total liabilities $ 537,514 $ 30,090 Total stockholders' equity $ 126,654 $ 83,284 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Unaudited) In thousands Year Ended December 31, 2022 2021 Net cash used in operating activities $ (41,582) $ (72,587) Net cash used in investing activities (624) (306) Net cash provided by financing activities 620,244 77,916 Effect of exchange rate changes on cash (1,222) 351 Increase in cash $ 576,816 $ 5,374